Exhibit 99.1

LETTER OF TRANSMITTAL

Offer to Exchange Class A Common Stock and Cash

For All of Our 5.0% Convertible Senior Notes Due 2029

(CUSIP No. 83545GAQ5)

(the “Notes”)

Pursuant to the Prospectus dated                     , 2012

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, AT THE END OF JULY 27, 2012, UNLESS THE OFFER IS EXTENDED OR EARLIER TERMINATED BY THE COMPANY (SUCH DATE, AS THE SAME MAY BE EXTENDED, THE “EXPIRATION DATE”). HOLDERS MUST VALIDLY TENDER THEIR NOTES PRIOR TO 12:00 MIDNIGHT, NEW YORK CITY TIME, AT THE END OF THE EXPIRATION DATE TO BE ELIGIBLE TO RECEIVE THE OFFER CONSIDERATION. TENDERS OF NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 12:00 MIDNIGHT, NEW YORK CITY TIME, AT THE END OF THE EXPIRATION DATE.

The Exchange Agent for the Exchange Offer is:

Global Bondholder Services Corporation

By Hand, Overnight Delivery or Mail (Registered or Certified Mail Recommended): Global Bondholder Services Corporation 65 Broadway, Suite 404 New York, New York 10006 Attention: Corporate Actions	By Facsimile Transmission (for Eligible Institutions only): Global Bondholder Services Corporation (212) 430-3775 Attention: Corporate Actions Confirm by Telephone: (212) 430-3774

DELIVERY OF THIS LETTER OF TRANSMITTAL (INCLUDING THE INSTRUCTIONS HEREIN,

THIS “LETTER OF TRANSMITTAL”) OTHER THAN AS SET FORTH ABOVE WILL NOT

CONSTITUTE VALID DELIVERY.

This Letter of Transmittal is to be completed by a Holder (as defined herein) desiring to tender Notes unless such Holder is executing the tender through the Automated Tender Offer Program (“ATOP”) of The Depository Trust Company (“DTC”). This Letter of Transmittal need not be completed by a Holder tendering Notes through ATOP.

The method of delivery of this Letter of Transmittal, Notes and all other required documents to the Exchange Agent, including delivery through DTC and any acceptance or Agent’s Message delivered through ATOP, is at the election and risk of Holders.

The instructions contained herein should be read carefully before Notes are tendered in the Exchange Offer. Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Prospectus dated                     , 2012 (as the same may be amended or supplemented from time to time, the “Prospectus”) of Sonic Automotive, Inc., a Delaware corporation (the “Company”).

For a description of certain procedures to be followed in order to tender Notes (through ATOP or otherwise), see “The Exchange Offer — Procedures for Tendering Notes” in the Prospectus and the instructions to this Letter of Transmittal.

Questions and requests for assistance relating to the procedures for tendering Notes and requests for additional copies of the Prospectus and this Letter of Transmittal may be directed to Global Bondholder Services Corporation, as the information agent for the Exchange Offer (the “Information Agent”), at its address and telephone numbers listed on the back cover page of this Letter of Transmittal. Questions regarding the Exchange Offer may also be directed J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC (the “Dealer Managers”) at their respective addresses and telephone numbers listed on the back cover page of this Letter of Transmittal.

This Letter of Transmittal, the Prospectus (together with this Letter of Transmittal, as amended and supplemented from time to time, the “Offer Documents”) constitute an offer (the “Exchange Offer”) by Sonic Automotive, Inc., a Delaware corporation (the “Company”), to purchase all outstanding Notes on the terms and subject to the conditions set forth in the Offer Documents. Upon the terms and subject to the conditions of the Exchange Offer, holders of Notes who validly tender and do not properly withdraw their Notes prior to 12:00 midnight, New York City time, at the end of the Expiration Date, will receive, for each $1,000 principal amount of Notes accepted for exchange, Offer Consideration with a value equal to (i) $495 plus (ii) the Average VWAP (as defined herein) multiplied by 60.5274 (the “Offer Consideration”). The Offer Consideration will be paid by (i) a fixed cash payment of $1,000 per $1,000 principal amount of Notes accepted for exchange in the Exchange Offer and (ii) a number of shares of our Class A common stock equal to the quotient of total value of the Offer Consideration less the fixed cash payment, divided by the Average VWAP. For the avoidance of doubt, the Offer Consideration per $1,000 principal amount of Notes will consist of:

(i)	$1,000 in cash, plus
(ii)	A number of shares of our Class A common stock equal to:

(Total value of Offer Consideration per $1,000 principal amount of Notes - $1,000)

Average VWAP

Cash will be paid in lieu of fractional shares on the settlement date based upon the Average VWAP. In no event will the total value of the Offer Consideration paid in the Exchange Offer be less than $1,000 or more than $1,631 per $1,000 principal amount of Notes accepted for exchange in the Exchange Offer. In addition, holders will receive in respect of their Notes that are accepted for purchase accrued and unpaid interest on such Notes to, but excluding, the settlement date of the Exchange Offer. All amounts payable pursuant to the Exchange Offer will be rounded to the nearest cent.

The Company will announce the final Offer Consideration no later than 4:30 p.m., New York City time, on Friday, July 27, 2012 (as such date may be extended the “Pricing Date”), and details regarding the final Offer Consideration will also be available by that time at http://www.gbsc-usa.com/SAH and from the Information Agent. If the Offer Consideration will equal the maximum Purchase Price of $1,631 per $1,000 principal amount of Notes, then the Exchange Offer will be automatically extended until 12:00 midnight, New York City time, at the end of the second trading day following the Pricing Date to permit holders of Notes to tender or withdraw their Notes during those days.

Only Notes validly tendered and not validly withdrawn prior to 12:00 midnight, New York City time, at the end of the Expiration Date will be purchased in the Exchange Offer. The Company’s obligation to purchase Notes validly tendered and not validly withdrawn in the Exchange Offer is conditioned on at least $80.0 million aggregate principal amount of Notes being validly tendered and accepted for exchange and the other conditions described under “The Exchange Offer—Conditions of the Exchange Offer” in the Prospectus.

Notes may be tendered only in denominations of $1,000 principal amount or $1,000 integral multiples thereof. No alternative, conditional or contingent tenders will be accepted.

All of the Notes are held in book-entry form, and are currently represented by one or more global certificates held for the account of The Depository Trust Company (“DTC”).

This Letter of Transmittal may be used by a DTC participant whose name appears on a security position listing as the owner of the Notes (each, a “Holder” and, collectively, the “Holders”) who desires to tender such Notes pursuant to the Exchange Offer. Pursuant to authority granted by DTC, if you are a DTC participant who has Notes credited to your DTC account, you may directly tender your Notes in the Exchange Offer as though you were a registered holder of the Notes. DTC participants that wish to accept the Exchange Offer may tender their Notes by (i) validly transmitting their acceptance to DTC through ATOP or (ii) completing, signing and dating this Letter of Transmittal according to the instructions set forth in the Offer Documents, delivering this Letter of Transmittal, together with any signature guarantees and any other documents required by this Letter of Transmittal, to the Exchange Agent at its address listed on the first page of this Letter of Transmittal, and ensuring that the Exchange Agent receives, prior to 12:00 midnight, New York City time, at the end of the Expiration Date, a timely confirmation of book-entry transfer of Notes into the Exchange Agent’s account at DTC according to the procedure for book-entry transfer described below.

The Exchange Agent and DTC have confirmed that Notes held in book-entry form through DTC that are to be tendered in the Exchange Offer are eligible for ATOP. To effectively tender Notes, DTC participants may until 5:00 p.m., New York City time, on the Expiration Date, in lieu of physically completing and signing this Letter of Transmittal and delivering it to the Exchange Agent, electronically transmit their acceptance through ATOP, and DTC will then verify the acceptance, execute a book-entry delivery to the Exchange Agent’s account at DTC and send an Agent’s Message to the Exchange Agent for its acceptance. The confirmation of a book-entry transfer into the Exchange Agent’s account at DTC as described above is referred to herein as a “Book-Entry Confirmation.” Delivery of documents to DTC does not constitute delivery to the Exchange Agent. The term “Agent’s Message” means a message transmitted by DTC to, and received by, the Exchange Agent and forming a part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the DTC participant described in such Agent’s Message, stating that such participant has received and agrees to be bound by the terms and conditions of the Exchange Offer as set forth in the Offer Documents, and that the Company may enforce such agreement against such participant.

To effectively tender Notes after 5:00 p.m., New York City time, on the Expiration Date, but before 12:00 midnight, New York City time, at the end of the Expiration Date, DTC participants may complete and sign a Voluntary Offering Instructions form and deliver it via facsimile to the Exchange Agent at the number shown on the back cover page of this Letter of Transmittal. The Voluntary Offering Instructions form is available at http://www.gbsc-usa.com/SAH and is filed as an exhibit to the Tender Offer Statement on Schedule TO filed by the Company with the Securities and Exchange Commission. Immediately after delivering the Voluntary Offering Instructions form, a DTC participant should telephone the Exchange Agent at the telephone number shown on the back cover page of this Letter of Transmittal to confirm receipt and determine if any further action is required.

If your Notes are held of record through a broker, dealer, commercial bank, trust company or other nominee and you wish to tender your Notes after 5:00 p.m., New York City time, on the Expiration Date, you must make arrangements with your nominee for such nominee to fax a Voluntary Offering Instructions form to the Exchange Agent at its number on the first page of this Letter of Transmittal on your behalf prior to 12:00 midnight, New York City time, at the end of the Expiration Date, in accordance with the procedures described under “The Exchange Offer—Procedures for Tendering Notes” in the Prospectus.

If any validly tendered Notes are not purchased because the Exchange Offer is not completed, such Notes will be returned without cost to the tendering holder promptly after the earlier of the termination or expiration of the Exchange Offer by book-entry delivery through DTC to the accounts of the Holders.

The Exchange Offer is made upon the terms and subject to the conditions set forth in the Offer Documents. Holders are encouraged to review such information.

If you hold your Notes through a broker dealer, commercial bank, trust company or other nominee, you should contact such nominee promptly and instruct it to tender Notes on your behalf. The instructions included with this Letter of Transmittal must be followed.

Holders who wish to tender their Notes using this Letter of Transmittal must complete the box below entitled “Method of Delivery” and complete the box below entitled “Description of Notes Tendered” and sign in the appropriate box below.

NONE OF THE COMPANY, ITS MANAGEMENT OR BOARD OF DIRECTORS, THE DEALER MANAGERS, THE EXCHANGE AGENT OR THE INFORMATION AGENT MAKES ANY RECOMMENDATION TO ANY HOLDER OF NOTES AS TO WHETHER TO TENDER ANY NOTES. NONE OF THE COMPANY, ITS MANAGEMENT OR BOARD OF DIRECTORS, THE DEALER MANAGERS, THE EXCHANGE AGENT OR THE INFORMATION AGENT HAS AUTHORIZED ANY PERSON TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION IN CONNECTION WITH THE EXCHANGE OFFER OTHER THAN THE INFORMATION AND REPRESENTATIONS CONTAINED IN THE PROSPECTUS OR IN THIS LETTER OF TRANSMITTAL. IF ANYONE MAKES ANY RECOMMENDATION OR REPRESENTATION OR GIVES ANY SUCH INFORMATION, YOU SHOULD NOT RELY UPON THAT RECOMMENDATION, REPRESENTATION OR INFORMATION AS HAVING BEEN AUTHORIZED BY THE COMPANY, THE DEALER MANAGERS, THE EXCHANGE AGENT OR THE INFORMATION AGENT.

THE COMPANY IS NOT PROVIDING FOR PROCEDURES FOR TENDERS OF NOTES TO BE MADE BY GUARANTEED DELIVERY. ACCORDINGLY, HOLDERS MUST ALLOW SUFFICIENT TIME FOR THE NECESSARY TENDER PROCEDURES TO BE COMPLETED DURING THE NORMAL BUSINESS HOURS OF DTC ON OR PRIOR TO THE EXPIRATION DATE. IF YOU HOLD YOUR NOTES THROUGH A BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE, YOU SHOULD CONSIDER THAT SUCH ENTITY MAY REQUIRE YOU TO TAKE ACTION WITH RESPECT TO THE EXCHANGE OFFER A NUMBER OF DAYS BEFORE THE EXPIRATION DATE IN ORDER FOR SUCH ENTITY TO TENDER NOTES ON YOUR BEHALF ON OR PRIOR TO THE EXPIRATION DATE. TENDERS NOT COMPLETED PRIOR TO 12:00 MIDNIGHT, NEW YORK CITY TIME, AT THE END OF THE EXPIRATION DATE WILL BE DISREGARDED AND OF NO EFFECT.

List below the Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. No alternative, conditional or contingent tenders will be accepted. This Letter of Transmittal need not be completed by Holders tendering Notes by ATOP.

METHOD OF DELIVERY

Name of Tendering Institution:

DTC Participant Number:

Account Number:

Transaction Code Number:

(DESCRIPTION OF NOTES TENDERED)

5.0% Convertible Senior Notes Due 2029

(CUSIP No. 83545GAQ5)

Name(s) and Address(es) of Holder(s) or Name of DTC Participant and Participant’s DTC Account Number in which Notes are Held (Please fill in, if blank)	Certificate Number(s)	Aggregate Principal Amount Represented	Principal Amount Tendered*

*	Must be in denominations of $1,000 principal amount or a $1,000 integral multiple thereof

The names and addresses of the Holders should be printed exactly as they appear on a security position listing showing such participant as the owner of the Notes. No alternative, conditional or contingent tenders will be accepted. If you do not wish to tender your Notes, you do not need to return this Letter of Transmittal or take any other action. No offer is being made to, nor will tenders of Notes be accepted from or on behalf of, Holders in any jurisdiction in which the making or acceptance of any offer would not be in compliance of the laws of such jurisdiction.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS.

Ladies and Gentlemen:

By execution hereof, the undersigned acknowledges receipt of this Letter of Transmittal (this “Letter of Transmittal”) and the Prospectus, dated                     , 2012 (the “Prospectus” and together with this Letter of Transmittal, as amended and supplemented from time to time, the “Offer Documents”), constituting an offer (the “Exchange Offer”) by Sonic Automotive, Inc., a Delaware corporation (the “Company”), to purchase all outstanding Notes on the terms and subject to the conditions set forth in the Offer Documents. Upon the terms and subject to the conditions of the Exchange Offer, holders of Notes who validly tender and do not properly withdraw their Notes prior to 12:00 midnight, New York City time, at the end of the Expiration Date, will receive for each $1,000 principal amount of Notes accepted for exchange Offer Consideration with a value equal to (i) $495 plus (ii) the Average VWAP (as defined herein) multiplied by 60.5274 (the “Offer Consideration”). The Offer Consideration will be paid by (i) a fixed cash payment of $1,000 per $1,000 principal amount of Notes accepted for exchange in the Exchange Offer and (ii) a number of shares of our Class A common stock equal to the quotient of total value of the Offer Consideration less the fixed cash payment, divided by the Average VWAP. For the avoidance of doubt, the Offer Consideration per $1,000 principal amount of Notes will consist of:

(i)	$1,000 in cash, plus
(ii)	A number of shares of our Class A common stock equal to:

(Total value of Offer Consideration per $1,000 principal amount of Notes - $1,000)

Average VWAP

Cash will be paid in lieu of fractional shares on the settlement date based upon the Average VWAP. In no event will the total value of the Offer Consideration paid in the Exchange Offer be less than $1,000 or more than $1,631 per $1,000 principal amount of Notes accepted for exchange in the Exchange Offer. In addition, holders will receive in respect of their Notes that are accepted for purchase accrued and unpaid interest on such Notes to, but excluding, the settlement date of the Exchange Offer. All amounts payable pursuant to the Exchange Offer will be rounded to the nearest cent.

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of Notes indicated above in the box captioned “Description of Notes Tendered.”

Subject to, and effective upon, the acceptance for purchase of, and payment for, the principal amount of Notes tendered with this Letter of Transmittal, the undersigned hereby sells, assigns, transfers and delivers to, or upon the order of, the Company, all right, title and interest in and to such Notes that are being tendered hereby, waives any and all other rights with respect to such Notes, and releases and discharges the Company from any and all claims such Holder may now have, or may have in the future, arising out of, or related to, such Notes, including, without limitation, any claims arising from any existing or past defaults, or any claims that such Holder is entitled to receive additional principal, interest or other payments or distributions of any kind with respect to such Notes (other than any accrued and unpaid interest to, but excluding, the settlement date of the Exchange Offer (the “Accrued Interest”)) or to participate in any redemption, repurchase or conversion of such Notes, in each case other than pursuant to the undersigned’s rights under the express terms of the Exchange Offer.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the Notes tendered hereby, with full powers of substitution and revocation (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) present such Notes and all evidences of transfer and authenticity to, or transfer ownership of such Notes on the account books maintained by DTC and the registrar to, or upon the order of, the Company, (ii) present such Notes for transfer of ownership on the books of the Company, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Notes, all in accordance with the terms and conditions of the Exchange Offer as described in the Offer Documents.

The undersigned understands and acknowledges that the Exchange Offer will expire at 12:00 midnight, New York City time, at the end of Friday, July 27, 2012, unless the Company extends (as may be extended, the “Expiration Date”) or earlier terminates the Exchange Offer. The undersigned understands and acknowledges that, in order to receive the purchase price offered for the Notes, the undersigned must have validly tendered (and not validly withdrawn) Notes prior to 12:00 midnight, New York City time, at the end of the Expiration Date. The undersigned understands and acknowledges that the undersigned may withdraw any Notes tendered at any time prior to 12:00 midnight, New York City time, at the end of the Expiration Date and, if such Notes have not been previously accepted for purchase, following 40 business days after the commencement of the Exchange Offer.

Unless otherwise indicated herein under “Special Payment Instructions,” the undersigned hereby requests that checks for payment of the purchase price for validly tendered and accepted Notes and any Accrued Interest to be issued in connection with the Exchange Offer be issued to the order of the undersigned. Similarly, unless otherwise indicated herein under “Special Delivery Instructions,” the undersigned hereby requests that any Notes representing principal amounts not accepted for purchase be credited to such DTC participant’s account. In the event that the “Special Payment Instructions” box or the “Special Delivery Instructions” box is, or both are, completed, the undersigned hereby requests that any Notes representing principal amounts not accepted for purchase be credited to the account of, and checks for payment of the purchase price for validly tendered and accepted Notes and any Accrued Interest be issued in the name(s) of and be delivered to, the person(s) at the addresses so indicated, as applicable.

The undersigned recognizes that the Company has no obligation pursuant to the “Special Payment Instructions” box or “Special Delivery Instructions” box to transfer any Notes from the name of the Holder(s) thereof if the Company does not accept for purchase any of the principal amount of such Notes so tendered.

Tenders of Notes may be withdrawn at any time prior to 12:00 midnight, New York City time, at the end of the Expiration Date and, if such Notes have not been previously accepted for purchase, following 40 business days after the commencement of the Exchange Offer. In the event of a termination of any of the Exchange Offer, the respective tendered Notes will promptly be credited to such Holder’s account through DTC and such Holder’s DTC participant.

For a withdrawal of a tender of Notes to be effective, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent prior to 12:00 midnight, New York City time, at the end of the Expiration Date and, if such Notes have not been previously accepted for purchase, following 40 business days after the commencement of the Exchange Offer, by mail, fax or hand delivery at its address or facsimile number listed on the back cover of this Letter of Transmittal or by a properly transmitted “Request Message” through ATOP. Any such notice of withdrawal must (a) specify the name of the person who tendered the Notes to be withdrawn and the name of the DTC participant whose name appears on the security position listing as the owner of such Notes, if different from that of the person who deposited the Notes, (b) contain the aggregate principal amount represented by the Notes to be withdrawn and the number of the DTC account to be credited with the withdrawn Notes, (c) unless transmitted through ATOP, be signed by the Holder thereof in the same manner as the original signature on this Letter of Transmittal, including any required signature guarantee(s), and (d) if this Letter of Transmittal was executed by a person other than the DTC participant whose name appears on a security position listing as the owner of Notes, be accompanied by a properly completed irrevocable proxy that authorizes such person to effect such withdrawal on behalf of such Holder.

The undersigned understands that tenders of Notes pursuant to any of the procedures described in the Offer Documents and acceptance thereof by the Company will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer, which agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

The undersigned hereby represents and warrants the following:

•	the undersigned has full power and authority to tender, sell, assign, transfer and deliver the Notes; and
•

when the Company accepts the tendered Notes for purchase, it will acquire good and marketable title thereto, free and clear of all charges, liens, restrictions, claims, equitable interests and encumbrances, other than the undersigned’s claims under the express terms of the Exchange Offer.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the tender, sale, assignment, transfer and delivery of the Notes tendered thereby.

For purposes of the Exchange Offer, the undersigned understands that the Company will be deemed to have accepted for purchase validly tendered Notes, or defectively tendered Notes with respect to which the Company has waived all defects, if, as and when the Company gives notice thereof to the Exchange Agent.

The undersigned understands that, except as set forth in the Prospectus, the Company will not be required to accept for purchase any of the Notes tendered.

All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned’s heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

The undersigned understands that the delivery and surrender of the Notes is not effective, and the risk of loss of the Notes does not pass to the Exchange Agent, until receipt by the Exchange Agent of (1) timely confirmation of a book-entry transfer of such Notes into the Exchange Agent’s account at DTC pursuant to the procedures set forth in the Prospectus, (2) a properly transmitted Agent’s Message through ATOP or a properly completed, signed and dated Letter of Transmittal and (3) all accompanying evidences of authority and any other required documents in form satisfactory to the Company.

PLEASE COMPLETE AND SIGN BELOW

(This page is to be completed and signed by all tendering Holders except Holders executing the tender through DTC’s ATOP system.)

By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders the principal amount of the Notes listed in the box above labeled “Description of Notes Tendered” under the column heading “Principal Amount Tendered” (or, if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the Notes described in such box).

Signature(s):

(Must be signed by the Holder(s) exactly as the name(s) appear(s) on certificate(s) representing the tendered Notes or, if the Notes are tendered by a participant in DTC, exactly as such participant’s name appears on a security position listing as the owner of such Notes. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth the full title and see Instruction 1.)

Dated:

Name(s):

(Please Print)

Capacity (Full Title):

Address:

(Including Zip Code)

Area Code and Telephone Number:

Tax Identification or Social Security Number:

(REMEMBER TO COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)

MEDALLION SIGNATURE GUARANTEE

(ONLY IF REQUIRED—SEE INSTRUCTIONS 1 AND 3)

Authorized Signature of Guarantor:

Name of Firm:

Address:

(Including Zip Code)

Area Code and Telephone Number:

[Place Seal Here]

A. SPECIAL ISSUANCE/DELIVERY

INSTRUCTIONS

(See Instructions 1 and 2)

To be completed ONLY if Notes in a principal amount not tendered or not accepted for purchase are to be issued in the name of someone other than the person(s) whose signature(s) appear(s) within this Letter of Transmittal or sent to an address different from that shown in the box entitled “Description of Notes Tendered” within this Letter of Transmittal.

B. SPECIAL PAYMENT

INSTRUCTIONS

(See Instructions 1, 2 and 3)

To be completed ONLY if checks are to be issued payable to someone other than the person(s) whose signature(s) appear(s) within this Letter of Transmittal or sent to an address different from that shown in the box entitled “Description of Notes Tendered” within this Letter of Transmittal.

Name:	Name:
(Please Print)	(Please Print)

Address:	Address:

(Zip Code)	(Zip Code)

(Tax Identification or Social Security Number) (See Substitute Form W-9 herein)	(Tax Identification or Social Security Number) (See Substitute Form W-9 herein)

☐ Check here to direct a credit of Notes not tendered or not accepted for purchase delivered by book-entry transfer to an account at DTC.

DTC Account No.

Number of Account Party:

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer

1.        Delivery of this Letter of Transmittal and Book-Entry Confirmations; Withdrawal of Tenders. This Letter of Transmittal is to be used by each Holder to tender Notes through book-entry transfer to the Exchange Agent’s account at DTC, if instructions are not being transferred through ATOP. The method of delivery of this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of Holders, and delivery will be deemed made when actually received or confirmed by the Exchange Agent. If such delivery is by mail, it is suggested that Holders use properly insured registered mail with return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 12:00 midnight, New York City time, at the end of the Expiration Date. No alternative, conditional or contingent tenders of the Notes will be accepted. This Letter of Transmittal should be sent only to the Exchange Agent. Delivery of documents to DTC, the Dealer Managers or the Company does not constitute delivery to the Exchange Agent.

All of the Notes were issued in book-entry form, and all of the Notes are currently represented by one or more global certificates held for the account of DTC. The Exchange Agent and DTC have confirmed that Notes held in book-entry form through DTC that are to be tendered in the Exchange Offer are eligible for ATOP. To effectively tender Notes, DTC participants may until 5:00 p.m., New York City time, on the Expiration Date, in lieu of physically completing and signing this Letter of Transmittal and delivering it to the Exchange Agent, electronically transmit their acceptance through ATOP, and DTC will then verify the acceptance, execute a book-entry delivery to the Exchange Agent’s account at DTC and send an Agent’s Message to the Exchange Agent for its acceptance. The confirmation of a book-entry transfer into the Exchange Agent’s account at DTC as described above is referred to herein as a “Book-Entry Confirmation.” Delivery of documents to DTC does not constitute delivery to the Exchange Agent. The term “Agent’s Message” means a message transmitted by DTC to, and received by, the Exchange Agent and forming a part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the DTC participant described in such Agent’s Message, stating that such participant has received and agrees to be bound by the terms and conditions of the Exchange Offer as set forth in the Offer Documents, and that the Company may enforce such agreement against such participant.

Holders desiring to tender Notes on the Expiration Date through ATOP should note that such Holders must allow sufficient time for completion of the ATOP procedures during the normal business hours of DTC. To effectively tender Notes after 5:00 p.m., New York City time, on the Expiration Date, but before 12:00 midnight, New York City time, at the end of the Expiration Date, DTC participants may complete and sign a Voluntary Offering Instructions form and deliver it via facsimile to the Exchange Agent at the number shown on the back cover of this Letter of Transmittal. The Voluntary Offering Instructions form is available at http://www.gbsc-usa.com/SAH and is filed as an exhibit to the Tender Offer Statement on Schedule TO filed by the Company with the Securities and Exchange Commission. Immediately after delivering the Voluntary Offering Instructions form, a DTC participant should telephone the Exchange Agent at the telephone number shown on the back cover page of this Letter of Transmittal to confirm receipt and determine if any further action is required.

If your Notes are held of record through a broker, dealer, commercial bank, trust company or other nominee and you wish to tender your Notes after 5:00 p.m., New York City time, on the Expiration Date, you must make arrangements with your nominee for such nominee to fax a Voluntary Offering Instructions form to the Exchange Agent at its number on the back cover of this Letter of Transmittal on your behalf prior to 12:00 midnight, New York City time, at the end of the Expiration Date, in accordance with the procedures described under “The Exchange Offer—Procedures for Tendering the Notes” in the Prospectus.

All tendering Holders, by execution of this Letter of Transmittal or a Voluntary Offering Instructions form or a facsimile hereof or thereof, or transmission of an Agent’s Message through ATOP, waive any right to receive notice of the acceptance for purchase of their Notes.

For a withdrawal of a tender of Notes to be effective, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent prior to 12:00 midnight, New York City time, at the end of the Expiration Date and, if such Notes have not been previously accepted for purchase, following 40 business days after the commencement of the Exchange Offer, by mail, fax or hand delivery at its address or facsimile number listed on the back cover page of this Letter of Transmittal or by a properly transmitted “Request Message” through ATOP. Any such notice of withdrawal must (a) specify the name of the person who tendered the Notes to be withdrawn and the name of the DTC participant whose name appears on the security position listing as the owner of such Notes, if different from that of the person who deposited the Notes, (b) contain the aggregate principal amount represented by the Notes to be withdrawn and the number of the DTC account to be credited with the withdrawn Notes, (c) unless transmitted through ATOP, be signed by the Holder thereof in the same manner as the original signature on this Letter of Transmittal, including any required signature guarantee(s), and (d) if this Letter of Transmittal was executed by a person other than the DTC participant whose name appears on a security position listing as the owner of Notes, be accompanied by a properly completed irrevocable proxy that authorizes such person to effect such withdrawal on behalf of such Holder.

2.        Denominations of Tenders; Alternative, Conditional or Contingent Tenders. Notes may be tendered only in denominations of $1,000 principal amount or $1,000 integral multiples thereof. Alternative, conditional or contingent tenders will not be considered valid.

3.        Signatures on this Letter of Transmittal; Guarantee of Signatures. This Letter of Transmittal must be signed by the DTC participant whose name is shown as the owner of the Notes tendered hereby and the signature must correspond with the name shown on the security position listing as the owner of the Notes.

If any of the Notes tendered hereby are registered in the name of two or more Holders, all such Holders must sign this Letter of Transmittal. If any Notes tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary accompanying documents as there are different names.

If this Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company and the Exchange Agent of such person’s authority so to act must be submitted with this Letter of Transmittal.

All signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the NYSE Medallion Signature Program or the Stock Exchange Medallion Program (each, a “Medallion Signature Guarantor”) unless the Notes tendered or withdrawn, as the case may be, pursuant thereto are tendered (1) by the DTC participant whose name appears on a security position listing as the owner of the Notes who has not completed the box entitled Special Payment Instructions or Special Delivery Instructions on this Letter of Transmittal or (2) for the account of a member firm of a registered national securities exchange, a member of the Financial Industry Regulatory Authority, Inc. or a commercial bank, trust company or other nominee having an office or correspondent in the United States. If Notes are registered in the name of a person other than the signatory of this Letter of Transmittal or a notice of withdrawal, as the case may be, or if delivery of the purchase price is to be made or tendered, or Notes that are not accepted are to be returned, to a person other than the holder, then the signature on this Letter of Transmittal accompanying the tendered Notes must be guaranteed by a Medallion Signature Guarantor as described above.

4.        Special Payment and Special Delivery Instructions. Tendering Holders should indicate in the applicable box or boxes the name, address and account to which Notes not tendered or not accepted for purchase or checks for payment of the purchase price for validly tendered and accepted Notes and any Accrued Interest that are to be issued in connection with the Exchange Offer are to be credited, issued or delivered, as applicable, if different from the name, address or account of the Holder signing this Letter of Transmittal. In such cases, the taxpayer identification number or social security number (“TIN”) of the person named must also be indicated and satisfactory evidence of the payment of transfer taxes or exemption therefrom must be submitted. If no instructions are given (a) checks for payment of the purchase price and any Accrued Interest to be issued in connection with the Exchange Offer will be issued to and (b) Notes not tendered or not accepted for purchase will be credited back to, such DTC participant’s account. The Company has no obligation pursuant to the “Special Payment Instructions” box or “Special Delivery Instructions” box to transfer any Notes from the name of the Holder(s) thereof if the Company does not accept for purchase any of such Notes or if the Holder(s) does not present satisfactory evidence of payment of any taxes that may be payable as a consequence of the payment or delivery requested by the Holder(s) completing the “Special Payment Instructions” and/or “Special Delivery Instructions” boxes.

5.        TIN and Backup Withholding. U.S. federal income tax law generally requires that a tendering Holder whose tendered Notes are accepted for purchase must provide the Exchange Agent (as payor) with such Holder’s correct TIN, which, in the case of a Holder who is an individual, is generally such Holder’s social security number, or otherwise establish an exemption from backup withholding. If the Exchange Agent is not provided with the correct TIN or an adequate basis for an exemption, such Holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the “IRS”) and backup withholding in an amount equal to 28% of the amount of any reportable payments pursuant to the Exchange Offer. Backup withholding is not an additional U.S. federal income tax. Rather, amounts withheld under the backup withholding rules will be allowed as a credit or refund against a Holder’s U.S. federal income tax liability if certain required information is timely provided to the IRS.

To prevent backup withholding, each tendering Holder that is a “United States person” as defined under the Internal Revenue Code of 1986, as amended, and applicable Treasury regulations must provide such Holder’s correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such Holder is awaiting a TIN) and that (a) the Holder is exempt from backup withholding, (b) the Holder has not been notified by the IRS that such Holder is subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified the Holder that such Holder is no longer subject to backup withholding. Such Holder must also certify that such Holder is a “United States person” as so defined.

If a Holder that is a United States person does not have a TIN, such Holder should consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “Guidelines”) for directions on applying for a TIN, write “Applied For” where indicated in Part I of the Substitute Form W-9 attached herein, and sign and date the Substitute Form W-9. Such Holders must also execute, under penalties of perjury, the “Certificate of Awaiting Taxpayer Identification Number” immediately following Substitute Form W-9 attached herein. If the Holder does not provide such Holder’s TIN to the Exchange Agent by the date any reportable payments are due, the payments will be subject to backup withholding at a rate of 28%. Note: Writing “Applied For” on the form means that the Holder has already applied for a TIN or that such Holder intends to apply for one in the near future.

If the Notes are held in more than one name or are not in the name of the actual owner, consult the Guidelines for information on which TIN to report. Certain tendering Holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to the backup withholding and reporting requirements. Nevertheless, to prevent possible erroneous backup withholding, an exempt Holder that is a U.S. person should check the box titled “Exempt” in Part II of the Substitute
Form W-9. See the Guidelines for additional directions. A foreign tendering Holder may qualify as an exempt recipient by submitting a properly completed IRS Form W-8BEN, “Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding,” or, if applicable, Form W-8ECI, “Certificate of Foreign Person’s Claim for Exemption from Withholding on Income Effectively Connected with the Conduct of a Trade or Business in the United States,” or other appropriate IRS Form W-8, signed under penalties of perjury, attesting to that holder’s exempt status. Special rules apply to foreign partnerships. Foreign tendering Holders are urged to consult their tax advisors to determine the appropriate IRS Form W-8 to submit to the Exchange Agent. The foregoing forms may be obtained from the Exchange Agent or the IRS at its website: www.irs.gov.

6.        Transfer Taxes. The Company will pay all transfer taxes applicable to the purchase of Notes pursuant to the Exchange Offer, except if payment of the purchase price and Accrued Interest is being made to, or if Notes not tendered or not accepted for exchange are registered in the name of, any person other than the holder of Notes tendered thereby or Notes are credited in the name of any person other than the person(s) signing this Letter of Transmittal or electronically transmitting acceptance through ATOP, as applicable; then, in such event, delivery and payment shall not be made unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

7.        Irregularities. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of all tenders and withdrawals of tenders of Notes will be determined by the Company in its sole discretion. The Company’s determination will be final and binding. Alternative, conditional or contingent tenders will not be considered valid. The Company and the Exchange Agent reserve the absolute right to reject any or all tenders or withdrawals of Notes that are not in proper form or the acceptance of which would, in the Company’s judgment or in the judgment of the Exchange Agent or its counsel, be unlawful. The Company and the Exchange Agent also reserve the right to waive any defects, irregularities or conditions of tender or withdrawal as to particular Notes either before or after the Expiration Date (including the right to waive the ineligibility of any security holder who seeks to tender Notes in the Exchange Offer). A waiver of any defect or irregularity with respect to the tender or withdrawal of any Note shall not constitute a waiver of the same or any other defect or irregularity with respect to the tender or withdrawal of any other Notes except to the extent the Company may otherwise so provide. The Company will interpret the terms and conditions of the Exchange Offer and the Company’s determination will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Notes for exchange must be cured within the period of time the Company determines. Tenders of Notes shall not be deemed to have been made until all defects or irregularities have been waived by the Company or cured. None of the Company, its management, its Board of Directors, the Dealer Managers, the Exchange Agent, the Information Agent or any other person will be under any duty to give notification of any defect or irregularity in any tender or withdrawal of Notes, or will incur any liability to any Holder for failure to give any such notification.

8.        Waiver of Conditions. The Company expressly reserves the absolute right, in its sole discretion, to amend or waive any of the conditions to the Exchange Offer in the case of any Notes tendered, in whole or in part, at any time and from time to time.

9.        Requests for Assistance or Additional Copies. Questions and requests for assistance relating to the procedures for tendering Notes and requests for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Information Agent at the address and telephone numbers listed on the back cover page of this Letter of Transmittal. Questions regarding the Exchange Offer may also be directed to the Dealer Managers at their respective addresses and telephone numbers listed on the back cover page of this Letter of Transmittal.

PAYER’S NAME: Global Bondholder Services Corporation

Form W-9 Department of the Treasury Internal Revenue Service	Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification

Name (as shown on your income tax return)
Business Name, if different from above
Check appropriate box:	☐	Individual/ sole proprietor	☐	C Corporation	☐	S Corporation	☐	Partnership	☐	Trust/estate
☐ Limited liability company. Enter tax classification (C=C corporation, S=S corporation, P=partnership)								▶			☐	Exempt payee
☐ Other

Address
City, state, and ZIP code

Part 1 — Taxpayer Identification Number — Please provide your TIN in the box at right and certify by signing and dating below. If awaiting TIN, write “Applied For.”	Social Security Number OR Employer Identification Number
PART 2 — For Payees Exempt from Backup Withholding — Check the box if you are NOT subject to backup withholding ☐

PART 3 — Certification — Under penalties of perjury, I certify that:

(1)    The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me),

(2)    I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)    I am a U.S. citizen or other U.S. person (including a U.S. resident alien).

Certification Instructions. — You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS stating that you were subject to backup withholding you received another notification from the IRS stating you are no longer subject to backup withholding, do not cross out item 2.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
SIGNATURE	DATE

SUBSTITUTE

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld.

Signature                                                                                                            Date                             , 2012

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines For Determining the Proper Identification Number to Give the Payer – Social Security Numbers (“SSNs”) have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers (“EINs”) have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “section” references are to the Code.

For this type of account:	GIVE THE NAME AND SOCIAL SECURITY NUMBER or EMPLOYER IDENTIFICATION NUMBER of —	For this type of account:	GIVE THE NAME AND EMPLOYER IDENTIFICATION NUMBER of —
1. Individual	The individual	7. A valid trust, estate, or pension trust	Legal entity (4)

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)	8. Corporation or LLC electing corporate status on Form 8832	The corporation

3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)	9. Association, club, religious, charitable, educational or other tax-exempt organization	The organization

4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee (1)	10. Partnership or multi-member LLC	The partnership or LLC

b. So-called trust account that is not a legal or valid trust under state law	The actual owner (1)	11. A broker or registered nominee	The broker or nominee

5. Sole proprietorship or single-owner LLC	The owner (3)	12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

6. Disregarded entity not owned by an individual	The owner

(1)	List first and circle the name of the person whose SSN you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s SSN.
(3)	You must show your individual name and you may also enter your business or “doing business as” name. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, the Internal Revenue Service encourages you to use your SSN.
(4)	List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the Taxpayer Identification Number of the personal representative or trustee unless the legal entity itself is not designated in the account title).

NOTE: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Purpose of Form

A person who is required to file an information return with the Internal Revenue Service (the “IRS”) must get your correct Taxpayer Identification Number (“TIN”) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an individual retirement account. Use Substitute Form W-9 to give your correct TIN to the requester (the person requesting your TIN) and, when applicable, (1) to certify the TIN you are giving is correct (or you are waiting for a number to be issued), (2) to certify you are not subject to backup withholding, or (3) to claim exemption from backup withholding if you are an exempt payee. The TIN provided must match the name given on the Substitute Form W-9.

How to Get a TIN

If you do not have a TIN, apply for one immediately. To apply for an SSN, obtain Form SS-5, Application for a Social Security Card, at the local office of the Social Security Administration or get this form on-line at www.ssa.gov/online/ss-5.pdf. You may also get this form by calling 1-800-772-1213. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer ID Numbers under Business Topics. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS web site at www.irs.gov.

If you do not have a TIN, write “Applied For” in Part 1, sign and date the form, and give it to the payer. For interest and dividend payments and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a TIN and give it to the payer. If the payer does not receive your TIN within 60 days, backup withholding, if applicable, will begin and continue until you furnish your TIN.

Note: Writing “Applied For” on the form means that you have already applied for a TIN OR that you intend to apply for one soon. As soon as you receive your TIN, complete another Form W-9, include your TIN, sign and date the form, and give it to the payer.

CAUTION: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Payees Exempt from Backup Withholding

Individuals (including sole proprietors) are NOT exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note: If you are exempt from backup withholding, you should still complete Substitute Form W-9 to avoid possible erroneous backup withholding. If you are exempt, enter your correct TIN in Part 1, check the “Exempt” box in Part 2, and sign and date the form. If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8, Certificate of Foreign Status.

The following is a list of payees that may be exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except for those listed in item (9). For broker transactions, payees listed in (1) through (13) and any person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7). However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: (i) medical and health care payments, (ii) attorneys’ fees, and (iii) payments for services paid by a federal executive agency. Only payees described in items (1) through (5) are exempt from backup withholding for barter exchange transactions and patronage dividends.

(1)	An organization exempt from tax under section 501(a), or an individual retirement plan (“IRA”), or a custodial account under section 403(b)(7), if the account satisfies the requirements of section 401(f)(2).

(2)	The United States or any of its agencies or instrumentalities.

(3)	A state, the District of Columbia, a possession of the United States, or any of their subdivisions or instrumentalities.

(4)	A foreign government, a political subdivision of a foreign government, or any of their agencies or instrumentalities.

(5)	An international organization or any of its agencies or instrumentalities.

(6)	A corporation.

(7)	A foreign central bank of issue.

(8)	A dealer in securities or commodities registered in the United States, the District of Columbia, or a possession of the United States.

(9)	A futures commission merchant registered with the Commodity Futures Trading Commission.

(10)	A real estate investment trust.

(11)	An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12)	A common trust fund operated by a bank under section 584(a).

(13)	A financial institution.

(14)	A middleman known in the investment community as a nominee or custodian.

(15)	An exempt charitable remainder trust, or a non-exempt trust described in section 4947.

Exempt payees described above should provide Form W-9 to avoid possible erroneous backup withholding. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK THE “EXEMPT” BOX IN PART 2 ON THE FACE OF THE FORM IN THE SPACE PROVIDED, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Certain payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N, and the regulations promulgated thereunder.

Privacy Act Notice. Section 6109 of the Internal Revenue Code requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to federal and state agencies to enforce federal nontax criminal laws and to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividends, and certain other payments to a payee who does not give a TIN to a payer. The penalties described below may also apply.

Penalties

Failure to Furnish TIN. If you fail to furnish your correct TIN to a payer, you may be subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you may be subject to a penalty of $500.

Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the payer discloses or uses TINs in violation of federal law, the payer may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE.

THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

Global Bondholder Services Corporation

By Facsimile Transmission

(for Eligible Institutions only):

(212) 430-3775/3779

For Confirmation Only Telephone:

(212) 430-3774

By Registered or Certified Mail:	By Overnight Delivery:	By Hand:
Global Bondholder Services Corporation 65 Broadway – Suite 404 New York, NY 10006	Global Bondholder Services Corporation 65 Broadway – Suite 404 New York, NY 10006	Global Bondholder Services Corporation 65 Broadway – Suite 404 New York, NY 10006

THE INFORMATION AGENT FOR THE EXCHANGE OFFER IS:

Global Bondholder Services Corporation

65 Broadway – Suite 404

New York, New York 10006

Attn: Corporate Actions

Banks and Brokers call:

(212) 430-3774

All Others Call Toll-Free:

(866)-857-2200

Additional copies of this prospectus, the letter of transmittal or other offer materials may be obtained from the information agent and will be furnished at our expense. Questions and requests for assistance regarding the tender of your securities should be directed to the information agent.

The Joint Lead Dealer Managers for the Exchange Offer Are:

J.P. Morgan 383 Madison Avenue, 4th Floor New York, New York 10179 Attn: Syndicate Desk (800) 261-5767 (toll-free)	BofA Merrill Lynch Merrill Lynch, Pierce, Fenner & Smith Incorporated Bank of America Tower One Bryant Park New York, New York 10036 Call Toll-Free: (888) 803-9655	Wells Fargo Securities 375 Park Avenue New York, New York 10152 Attn: Equity Syndicate Department (800) 326-5897 (toll-free)

Questions and requests for information regarding the terms of the exchange offer should be directed to the joint lead dealer managers.